AXA Equitable Life Insurance Company

SUPPLEMENT DATED SEPTEMBER 27, 2012 TO PROSPECTUS DATED MAY 1, 2012 FOR INCENTIVE LIFE(R) '99 AND TO PROSPECTUS SUPPLEMENTS DATED MAY 1, 2012 FOR INCENTIVE LIFE(R) 2000 AND INCENTIVE LIFE(R) PLUS

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This Supplement concerns a new investment option under our Incentive Life(R) '99, Incentive Life(R) 2000 and Incentive Life(R) Plus policies ("your policy"). Effective on or about October 29, 2012, the Market Stabilizer Option(R) ("MSO") is available for investment under your policy, if you have received this Supplement. Any amount that you decide to invest in the MSO would be invested in one of the "Segments" of the MSO, each of which has a limited duration (a "Segment Term").

The purpose of this Supplement is solely to add to your base policy prospectus ("Your Policy Prospectus") a very limited amount of information about the MSO. Much more complete information about the MSO is contained in a separate Market Stabilizer Option(R) prospectus ("MSO Prospectus") dated May 1, 2012. All of the information in Your Policy Prospectus also continues to remain applicable, except as otherwise provided in this Supplement (or any other supplement to Your Policy Prospectus) or in the MSO Prospectus.

Accordingly, you should read this Supplement in conjunction with Your Policy Prospectus (and any other supplements thereto) and the MSO Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group at 1-800-777-6510.

NO TRANSFER CHARGES IN CONNECTION WITH MSO

Although we generally reserve the right to either (i) impose up to a $25 charge for each transfer or (ii) to permit 12 free transfers per policy year and thereafter charge $25 for each transfer, we will never exercise these rights with respect to any transfers into or out of the MSO. The following transfers are not subject to the $25 guaranteed maximum charge nor counted toward the free transfer limit:

..   Transfers of the Segment Maturity Value to the variable investment options, guaranteed interest option ("GIO"; also referred to as the "Guaranteed Interest Account") or to the MSO Holding Account;

..   Transfers from the MSO Holding Account into a new Segment;

..   Transfers from the variable investment options (also referred to as
    "investment portfolios") to the Unloaned GIO to meet the Charge Reserve Amount requirement.

CHARGES FOR THE MSO

If you allocate any of your policy account value to the MSO, several types of charges or deductions would or could result. To reflect these, the following items are added to the chart entitled "Periodic charges other than underlying trust portfolio operating expenses" in Your Policy Prospectus:

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 OPTIONAL RIDER CHARGES         WHEN CHARGE IS DEDUCTED                 MAXIMUM AMOUNT THAT MAY BE DEDUCTED
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MARKET STABILIZER OPTION(R)
(MSO)/(1)/
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  MSO VARIABLE INDEX BENEFIT    Upon allocation to MSO Segment          0.75% of policy account value
  CHARGE                                                                allocated
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  MSO VARIABLE INDEX SEGMENT    Monthly (during any MSO Segment         Annual % of your Segment Account
  ACCOUNT CHARGE                Term)                                   Value 1.65%/(2)/
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  MSO LOAN SPREAD               On each policy anniversary (or on loan  2% for New York policies
                                termination, if earlier)                5% for all other policies/(3)/
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  MSO EARLY DISTRIBUTION        On surrender or other distribution      75% of Segment Account Value/(4)/
  ADJUSTMENT                    (including loan) from an MSO Segment
                                before the Segment Term's end
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(1)Please refer to the MSO Prospectus for information about the MSO and related charges and deductions, as well as the meaning of special terms that are relevant to the MSO (such as "Segment," "Segment Term," "Segment Start Date," "Segment Account Value," "Segment Distribution Value" and "Early Distribution Adjustment.")
(2)Currently we deduct this charge at a 0.65% annual rate, rather than at the maximum rate shown.
(3)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
(4)The actual amount of Early Distribution Adjustment is determined by a formula that depends on, among other things, how a specified widely published stock market index has performed since the Segment Start Date. The maximum amount of the adjustment would occur if there is a total distribution at a time when that index had declined to zero. Please refer to the MSO prospectus for more information about the index and Early Distribution Adjustment.

                   EVM 07 (10/12)                    Catalog No. 150048 (10/12)
                   IF/IL99, IL 2000 and IL Plus                         #401155

Your policy's mortality and expense risk charge also applies to the Segment Account Value or any amounts held in the MSO Holding Account. If your policy's mortality and expense risk charge is deducted on a monthly basis, then the same monthly rate will also be applicable to the Segment Account Value or any amounts held in the MSO Holding Account. If your policy's mortality and expense risk charge is deducted on a daily basis, then the same daily rate will be applicable to any amounts held in the MSO Holding Account and an equivalent monthly rate will be applicable to the Segment Account Value.

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

If you allocate any policy account value to the MSO, our procedures for allocating the policy's monthly deductions among the investment options you are using is significantly different than in the absence of the MSO. Accordingly, the following text is added at the end of the section entitled "Managing your allocations" in the Incentive Life(R) 2000 and Incentive Life(R) Plus Prospectus Supplements this section is entitled "How we allocate charges among your investment options" (in the Incentive Life(R) '99 Prospectus):

   Substantially different procedures apply, however, if you allocate any of your policy account value to a Segment under the MSO. In that case, for example, you will be required to maintain a certain amount of policy account value (the Charge Reserve Amount) in the policy's Unloaned GIO. (You will not be subject to any Charge Reserve Amount requirement, however, at any time when none of your policy account value is invested in any Segment.) The Charge Reserve Amount at the beginning of any Segment Term is an estimated amount projected to be sufficient to cover monthly deductions under your policy (including, but not limited to, charges for the MSO and any optional riders) for the Segment Term.

   While any of your policy account value is invested in any Segment, we will take all of your policy's monthly deductions (including, but not limited to, the monthly deductions under the MSO and optional riders) solely from the Unloaned GIO, rather than from the investment options from which those charges otherwise might be deducted. If you have insufficient policy account value in the Unloaned GIO to pay a monthly deduction during any Segment Term, we will first take the balance of the deduction proportionately from values in the variable investment options, including any value in the MSO Holding Account but excluding any Segment Account Values. But, if insufficient policy account value remains in any such other investment options to cover the full balance of the monthly deduction, we will take the remainder of the monthly deduction proportionately, based on the current Segment Distribution Values, from any Segments in which you have account value invested. We will apply these procedures for allocating deductions for policy charges automatically at any time you have any amounts invested in a Segment, and no contrary instructions from you would apply during the Segment Term.

   If we have to make any distribution from a Segment, including (among other things) to pay any surrender or loan proceeds or any charge deduction from a Segment, there will generally be negative consequences for you. Among other things, an Early Distribution Adjustment would apply, which would usually reduce your policy values, in many cases substantially. In some cases, such an Early Distribution Adjustment may apply without any action on your part. This could happen, for example, if the Charge Reserve Amount and funds you have invested in investment options other than the MSO are insufficient to pay a monthly deduction (i) due to poor investment performance of those options or (ii) due to any permitted increases in charges that we have made above their current rates.

   Please refer to the MSO Prospectus for detailed information about the above procedures.

GROWTH CAP RATE AVAILABLE DURING INITIAL YEAR

The section entitled "Growth Cap Rate Available During Initial Year" under "Description of the Market Stabilizer Option" in the MSO Prospectus is deleted in its entirety. All references to a 15% initial year Growth Cap Rate in the MSO Prospectus do not apply if you elect the MSO. The minimum Growth Cap Rate for all contract years is 6%.

IMPACT OF MSO ELECTION ON OTHER POLICY RIDERS AND SERVICES

If you elect to allocate any policy account value to the MSO, other riders and services under your policy may be impacted.

PAID UP DEATH BENEFIT GUARANTEE ENDORSEMENT

If a paid up death benefit guarantee (which may be referred to as a "paid up no lapse guarantee") is included with your policy, and if you elect the paid up death benefit guarantee while any Segment is in effect, the Segment Distribution Value will be used in place of the Segment Account Value in the calculation of your policy account value for purposes of determining the paid up death benefit guarantee face amount. All Segments will be terminated on the effective date of the paid up death benefit guarantee with corresponding Early Distribution Adjustments, and the Segment Distribution Values will be reallocated to the variable investment options available with your policy and to the Unloaned GIO in accordance with your prior directions.

ACCELERATED DEATH BENEFIT RIDER

If an accelerated death benefit rider (which may be referred to as a "total and permanent disability accelerated death benefit rider" or a "limited life expectancy accelerated death benefit rider") is included with your policy, the portion of the cash surrender value that is on lien and is allocated to your values in the variable investment options under your policy and investment in the MSO will be transferred to and maintained as part of the

Unloaned GIO. You may tell us how much of the accelerated payment is to be transferred from your value in each variable investment option and your value in the MSO. Units will be redeemed from each variable investment option sufficient to cover the amount of the accelerated payment that is allocated to it and transferred to the Unloaned GIO. Any portion of the payment allocated to the MSO based on your instructions will be deducted from any value in the MSO Holding Account and the individual Segments on a pro-rata basis, based on any value in the MSO Holding Account and the current Segment Distribution Value of each Segment, and transferred to the Unloaned GIO. Any portion of the payment allocated to an individual Segment will cause a corresponding Early Distribution Adjustment of the Segment Account Value. If you do not tell us how to allocate the payment, or if we cannot allocate it based on your directions, we will allocate it based on our rules then in effect. Allocation rules will be provided upon request. Such transfers will occur as of the date we approve an accelerated death benefit payment; there will be no charge for such transfers.

ENHANCED DEATH BENEFIT GUARANTEE RIDER

If an enhanced death benefit guarantee rider is included with your policy, and if you allocate your net premiums or transfer amounts of your policy to the MSO, the enhanced no lapse guarantee rider must first be terminated. Once terminated, any such enhanced death benefit guarantee rider cannot be restored.

FACE AMOUNT INCREASE ENDORSEMENT, TERM INSURANCE RIDERS, OR COST OF LIVING
RIDERS

If your policy has any of these endorsements or riders that schedule or permit an increase in the face amount of your policy or the face amount of a term insurance rider, or any combination of the two, any such increase during a Segment Term will be subject to the "face amount increases" provision of the MSO rider for purposes of determining the sufficiency of your values in the investment options under your policy including the MSO Holding Account, and the Unloaned GIO, to cover the recalculated Charge Reserve Amount on the effective date of the increase. The same provision will govern the necessity for any transfers to supplement the amount in the Unloaned GIO.

ASSET REBALANCING SERVICE

If you are invested in MSO, you may also elect the Asset Rebalancing Service. However, any amounts allocated to the MSO will not be included in the rebalance transactions. The investment options available to your Asset Rebalancing Service do not include the MSO Holding Account or Segments.


                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                              NEW YORK, NY 10104

   Copyright 2012 AXA Equitable Life Insurance Company. All rights reserved.
                        Incentive Life(R) is issued by
    and is a registered trademark of AXA Equitable Life Insurance Company.

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